Exhibit 99.1

Amaze Announces Adjournment of Special Meeting of Stockholders

NEWPORT BEACH, CA – December 12, 2025 – Amaze Holdings, Inc. (NYSE American: AMZE) (“Amaze” or the “Company”), a global leader in creator-powered commerce, today announced that its Special Meeting of Stockholders, originally scheduled to be held on December 10, 2025, was convened and immediately adjourned due to the absence of a quorum required to conduct business. The Special Meeting has been adjourned to February 4, 2026, at 11:00 a.m. Eastern time. A notice of the reconvened meeting date and time will be sent to all stockholders of record as of November 7, 2025.

At the reconvened meeting, stockholders will vote to approve, for purposes of complying with Section 713(a) and Section 713(b) of the NYSE American Company Guide, the issuance of shares of common stock upon conversion of senior secured original issue discount convertible notes in excess of the 19.9% exchange cap contained therein. Stockholders who have already cast their votes do no need to take any action unless they wish to change or revoke their prior proxy or voting instructions, and their votes will be counted at the reconvened Special Meeting. Stockholders who have not yet cast their votes, are urged to contact their broker or bank to vote their shares now, so they can be tabulated prior to the reconvened Special Meeting.

The Company’s Board of Directors recommends that you vote FOR the proposals identified in the Company’s definitive proxy statement for the Special Meeting.

For investor information, please contact IR@amaze.co

For press inquiries, please contact PR@amaze.co

About Amaze

Amaze Holdings, Inc. is an end-to-end, creator-powered commerce platform offering tools for seamless product creation, advanced e-commerce solutions, and scalable managed services. By empowering anyone to “sell anything, anywhere,” Amaze enables creators to tell their stories, cultivate deeper audience connections, and generate sustainable income through shoppable, authentic experiences. Discover more at www.amaze.co.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events and developments or to our future operating or financial performance, including, but not limited to, statements about our financial outlook, strategies, initiatives, anticipated revenues, and financial guidance. These statements can be identified by words such as such as “may,” “might,” “should,” “would,” “could,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “outlook,” “estimate,” “predict,” “potential” or “continue,” and are based our current expectations and views concerning future events and developments and their potential effects on us.

These statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those projected or otherwise implied by the forward-looking statement. These risks and uncertainties include those set forth under the heading “Item 1A. Risk Factors” in our most recently filed Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, as well as in our Current Reports on Form 8-K .

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other future filings and reports that we file with the Securities and Exchange Commission (SEC) from time to time, which are available on the SEC’s website at www.sec.gov.

Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this press release. Unless required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information or future events or developments.

Participants in the Solicitation

Amaze and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Amaze. Information about the Amaze directors and executive officers is set forth in the proxy statement for the Company’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on May 7, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Company’s proxy statement for the annual meeting, as well as the definitive proxy statement filed in connection with the Special Meeting, all of which may be obtained free of charge at the SEC’s website at www.sec.gov.